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                                                                      EXHIBIT 21

                         FLUOR CORPORATION SUBSIDIARIES


                                                                     Organized
   Name of Company                                                 Under Laws of
   ---------------                                                 -------------

Fluor Corporation (Subsidiaries 1)                                  Delaware

   American Equipment Company, Inc.                                 S. Carolina
      AMECO Services Inc.                                           Delaware
   Apex Coal Company                                                Virginia
   Claiborne Fuels, Inc.                                            California
   Coral Drilling, C.A.                                             Venezuela
   Daniel International Corporation                                 S. Carolina
      Daniel Navarra, S.A.                                          Spain
      Fluor Daniel Engineering, Inc.                                Ohio
      Materiales y Equipos Auxiliares para la
            Construccion, S.A.                                      Spain
   Daniel Realty Investment Corporation -
            Daniel Centre, II                                       Virginia
   FD Services, Inc.                                                California
      Norfolk Maintenance Corporation                               California
   Fluor Abadan Limited                                             Bermuda
   Fluor Atlantic Limited                                           Bermuda
   Fluor Continental Limited                                        Bermuda
   FD Engineers & Constructors, Inc.                                California
      Acquion, Inc.                                                 California
      E & C Professionals Unlimited, Inc.                           Texas
      FibroConstruction, Inc.                                       California
      Fluor Constructors International, Inc.                        California
         Fluor Constructors Canada Ltd.                             Canada
         Fluor Constructors Indonesia, Inc.                         California
         Fluor Management and Technical Services, Inc.              California
      Fluor Daniel, Inc.                                            California
         Efdee Engineering Corporation                              N. Carolina
         Efdee Mississippi Architects, A Professional Association   Mississippi
         Efdee New York Engineers & Architects P.C.                 New York
         Encee Architecture Services, P.C.                          N. Carolina
         FD Mexico, Inc.                                            Delaware
         FDAE Corporation                                           New Jersey
         Fernald Environmental Restoration Management Corporation   California
            Fluor Environmental Resources
              Management Services, Inc.                             Ohio
         Fluor Chile, Inc.                                          California
            Fluor Daniel Chile Ingenieria y Construccion S.A.       Chile
            Ingenieria y Construcciones Fluor Daniel
               Chile Limitada                                       Chile





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                                                                    Organized
   Name of Company                                                Under Laws of
   ---------------                                                -------------
Fluor Corporation
   FD Engineers & Constructors, Inc.
      Fluor Daniel, Inc. (continued)

         Fluor Colombia Limited                                    Delaware
         Fluor Cyprus Limited                                      Cyprus
         Fluor Daniel, a Professional Architectural
            Corporation                                            Louisiana
         Fluor Daniel/AG&P, Inc.(2)                                Philippines
         Fluor Daniel A&E Services, Inc.                           California
         Fluor Daniel Alaska, Inc.                                 Alaska
         Fluor Daniel Australia Limited                            Australia
            Civil and Mechanical Maintenance Pty. Ltd.             Australia
            Fluor Daniel Constructors Pty. Ltd.                    Australia
            Fluor Daniel Power Services Pty. Ltd.                  Australia
            Total Recruiting Services Pty. Ltd.                    Australia
            Fluor Daniel (Qld) Pty. Ltd.                           Australia
         Fluor Daniel B.V.                                         Netherlands
            Fluor Daniel Consultants B.V.                          Netherlands
            Fluor Daniel Engineering and Construction
               Services Limited                                    Turkey
            Fluor Daniel Services B.V.                             Netherlands
         Fluor Daniel Belgium, N.V.                                Belgium
         Fluor Daniel Canada, Inc.                                 Canada
            Soana Holdings Ltd.                                    Canada
               Fluor Daniel Wright Ltd.                            Canada
                  Compania Minera Explowel                         Ecuador
                  Lynx Geosystems Inc.                             Canada
                  Saskwright Engineers Limited                     Canada
                  Wright Engineers (Chile) Limitada                Chile
                  Wright Engineers Limitada Peru                   Peru
                  Wright Engineers Pty. Limited                    Australia
            TRS Recruiting Services Canada, Inc.                   Canada
            Wright Engineers (International) Limited               Bermuda
         Fluor Daniel Caribbean, Inc.                              Delaware
            Daniel Construction Company, Inc.                      Tennessee
            Daniel Internacional, S.A.                             Delaware
            Daniel/McCarthy Limited                                Ireland
               Daniel/McCarthy International Limited               Ireland
            DMIS, Inc.                                             S. Carolina
            Fluor Daniel Export Services, Inc.                     Delaware
            Fluor Daniel Facility Services Corporation             S. Carolina
            Fluor Daniel International (Malaysia) Sdn. Bhd.        Malaysia
            Fluor Daniel Maintenance Services, Inc.                Delaware
            Fluor Daniel Services Corporation                      Delaware
         Fluor Daniel China, Inc.                                  California
         Fluor Daniel China Services, Inc.                         California
         Fluor Daniel China Technology, Inc.                       California





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                                                                   Organized
   Name of Company                                               Under Laws of
   ---------------                                               -------------
Fluor Corporation
   FD Engineers & Constructors, Inc.
      Fluor Daniel, Inc. (continued)

         Fluor Daniel Coal Services International, Inc.            Delaware
         Fluor Daniel Construction Company                         California
         Fluor Daniel Development Corporation                      California
            Crown Energy Company                                   New Jersey
            Gloucester Limited, Inc.                               California
            Gloucester Limited II, Inc.                            California
            Tarrant Energy, Inc.                                   California
            Trinity Cogeneration Company                           California
         Fluor Daniel Eastern, Inc.                                California
         Fluor Daniel Energy Investments, Inc.                     Delaware
         Fluor Daniel Engineers & Constructors, Inc.               Delaware
         Fluor Daniel Engineers & Consultants Ltd.                 Mauritius
         Fluor Daniel Engineers & Constructors, Ltd.               California
            AEC International, Ltd.(2)                             Korea
            Project Administrative Services, Limited(3)            Hong Kong
         Fluor Daniel Environmental Services, Inc.                 California
         Fluor Daniel Espana, S.A.                                 California
            Daniel International (Saudi Arabia) Ltd.               Saudi Arabia
            Fluor Arabia Limited(3)                                Saudi Arabia
         Fluor Daniel Eurasia, Inc.                                California
         Fluor Daniel GmbH                                         West Germany
         Fluor Daniel Group, Inc.                                  Delaware
         Fluor Daniel India, Inc.                                  California
         Fluor Daniel Inspection Services, Inc.                    California
         Fluor Daniel International Limited                        U.K.
            Fluor Daniel Limited                                   U.K.
            Fluor Norge A/S                                        Norway
            Fluor Ocean Services Limited                           U.K.
            Technical Resource Services Limited                    U.K.
         Fluor Daniel (Japan) Inc.                                 Japan
         Fluor Daniel Kft.                                         Hungary
         Fluor Daniel Latin America, Inc.                          California
         Fluor-Daniel (Malaysia) Sdn. Bhd.                         Malaysia
            Western Offshore Drilling & Exploration
               Company Sdn. Bhd.                                   Malaysia
            Electrical Power Services (Malaysia)
               Sdn. Bhd.(4)                                        Malaysia
         Fluor Daniel Mexico S.A.                                  California
            ICA-Fluor Daniel, S. de R.L. de C.V.(5)                Mexico
         Fluor Daniel Mining & Metals, Ltd.                        California
         Fluor Daniel New Zealand Limited                          California
         Fluor Daniel (NPOSR), Inc.                                Delaware
         Fluor Daniel Overseas, Inc.                               California
         Fluor Daniel P.R.C., Ltd.                                 California
         Fluor Daniel Pacific, Inc.                                California






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                                                                   Organized
   Name of Company                                               Under Laws of
   ---------------                                               -------------
Fluor Corporation
   FD Engineers & Constructors, Inc.
      Fluor Daniel, Inc. (continued)

         Fluor Daniel Properties Limited                          U.K.
         Fluor Daniel Pulp & Paper, Inc.                          California
         Fluor Daniel Resources, Inc.                             California
         Fluor Daniel S.A.                                        France
         Fluor Daniel, S.A.                                       Spain
         Fluor Daniel Sales Corporation                           West Indies
         Fluor Daniel South America Limited                       California
         Fluor Daniel South East Asia, Ltd.                       California
         Fluor Daniel Technical Services, Inc.                    Texas
         Fluor Daniel Thailand, Ltd.                              California
         Fluor-Doris, Inc.                                        Texas
         Fluor Engineers, Inc.                                    Delaware
            Tecnofluor, C.A.(6)                                   Venezuela
            Tecnoconsult Ingenieros Consultores, S.A.(6)          Venezuela
         Fluor Egypt                                              Egypt
         Fluor Engineering Corporation                            Michigan
         Fluor Hong Kong Limited                                  Hong Kong
         Fluor Indonesia, Inc.                                    California
            P.T. Panca Perintis Indonesia                         Indonesia
         Fluor International, Inc.                                California
         Fluor International Limited                              Bermuda
         Fluor Iran                                               Iran
         Fluor Italia S.r.l.                                      Italy
         Fluor-Korea Corporation, Ltd. (The)                      Korea
         Fluor Mideast Limited                                    Bermuda
         Fluor Ocean Services International, Inc.                 California
         Fluor Plant Services International, Inc.                 California
         Fluor Plant Services International Ltd.                  Bermuda
            Fluor International Nigeria Limited                   Nigeria
         Fluor Technical Services Limited                         California
         Fluor Texas, Inc.                                        Texas
         Fluor Venezuela, S.A.                                    Venezuela
         Fluorven Limited                                         California
         Nutmeg Valley Resources, Inc.                            California
         Ranhill-Fluor Sdn. Bhd.                                  Malaysia
         SPB Corporation                                          Delaware
         Stanhope Management Services Limited                     U.K.
         TDF, Inc.                                                California
         Trident Maintenance Services, Inc.                       Texas
         Venezco, Inc.                                            California
         Whidbey Services Co.                                     Nevada
         Williams Brothers Engineering Company                    Delaware
            Fluor Daniel Argentina, Inc.                          Delaware
            Williams Brothers Engineering Limited                 U.K.
            Williams Brothers Engineering Pty. Ltd.               Australia





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                                                                    Organized
   Name of Company                                                Under Laws of
   ---------------                                               ---------------
Fluor Corporation
   FD Engineers & Constructors, Inc.
      Fluor Daniel, Inc.
         Williams Brothers Engineering Company (continued)

            Williams Brothers International Limited             Guernsey Islands
            Williams Brothers Process Services, Inc.            Delaware
         Wright Engineers, Inc.                                 Nevada
      Fluor Daniel Telecommunications Corporation               California
      Fluor Real Estate Services, Inc.                          Delaware
      Strategic Organizational Systems Enterprises, Inc.        California
      Strategic Organizational Systems Construction
            Division, Inc.                                      California
         Strategic Organizational Systems Environ-
           mental Division, Inc.                                Oklahoma
         Strategic Organizational Systems Environ-
           mental Division, Inc.                                Louisiana
         Strategic Organizational Systems Environ-
          mental Engineering Division, Inc.                     Texas
            SOS International, Inc.                             Alabama
         Strategic Organizational Systems Environmental
           Engineering California Division, Inc.                California
         Strategic Organizational Systems Southern
            California Division Inc.                            California
        TRS International Group, Inc.                           S. Carolina
        TRS International Group, Inc.                           Delaware
     TRS International Group Asia Pacific, Inc.                 California
   Fluor Daniel Illinois, Inc.                                  Delaware
   Fluor Daniel Intercontinental, Inc.                          California
      Fluor Daniel Nigeria Limited (7)                          Nigeria
   Fluor Daniel Mideast Limited                                 California
   Fluor Daniel Venture Group, Inc.                             California
      Fluor Carson, Inc.                                        California
      Fluor Daniel Asia, Inc.                                   California
      Fluor Gulf Communications, Inc.                           California
      Micogen Inc.                                              California
      Micogen Limited I, Inc.                                   California
      Micogen Limited II, Inc.                                  California
      Palmetto Energy, Inc.                                     Florida
      Springfield Resource Recovery, Inc.                       Mass.
   Fluor Distribution Companies, Inc.                           California
   Fluor (Nigeria) Limited                                      Nigeria
   Fluor Oil and Gas Corporation                                California
      Cal Oil Limited                                           England
      Coquina Petroleum Inc.                                    Delaware
   Fluor Reinsurance Investments, Inc.                          Delaware
   FRES, Inc.                                                   Delaware
   Micogen Limited III, Inc.                                    California





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                                                                   Organized
   Name of Company                                               Under Laws of
   ---------------                                               -------------
Fluor Corporation

   Middle East Fluor                                              California
   St. Joe American Corporation                                   Delaware
   St. Joe Carbon Fuels Corporation                               Delaware
   SJM Holding Corporation                                        Delaware
      Allegheny Coal Corporation                                  Delaware
         Massey Coal Company (partnership)                        Delaware
            A. T. Massey Coal Company, Inc.                       Virginia
               Aracoma Coal Company, Inc.                         W. Virginia
               Barnabus Land Company                              W. Virginia
               Ben Creek Coal Company                             W. Virginia
               Big Bear Mining Company                            W. Virginia
               Black Knight Mine Development Co.                  W. Virginia
               Boone East Development Co.                         W. Virginia
               Boone West Development Co.                         W. Virginia
               Cabinawa Mining Company                            W. Virginia
               Central Penn Energy Company, Inc.                  Pennsylvania
               Central West Virginia Energy Company               W. Virginia
               Ceres Land Company                                 W. Virginia
               Cline & Chambers Coal Company, Inc.                Kentucky
               Dehue Coal Company                                 W. Virginia
               Douglas Pocahontas Coal Corporation                W. Virginia
               DRIH Corporation                                   Delaware
               Duchess Coal Company                               W. Virginia
               Federal Development Corporation                    W. Virginia
               Goals Coal Company                                 W. Virginia
               Haden Farms, Inc.                                  Virginia
               Hopkins Creek Coal Company                         Kentucky
               Imec, Inc.                                         Kentucky
               Jacks Branch Coal Company                          W. Virginia
               Joboner Coal Company                               Kentucky
               Lauren Land Company                                Kentucky
               Lewco Development Company                          W. Virginia
               Lick Branch Coal Company                           W. Virginia
               Long Fork Coal Company                             Kentucky
               Elk Run Coal Company, Inc.                         W. Virginia
                  Bishop Mine Development Co.                     W. Virginia
                  Black Castle Mine Development Co.               W. Virginia
                  Black King Mine Development Co.                 W. Virginia
                  Chess Processing Company                        W. Virginia
                  Independence Coal Company, Inc.                 W. Virginia
                  Marfork Coal Company, Inc.                      W. Virginia
                  Massey Capital Management Corp.                 W. Virginia
                  Massey New Era Capital Corp.                    W. Virginia
                  New Massey Capital Corp.                        W. Virginia
                  Rawl Sales Venture Capital Corp.                W. Virginia
                  Sprouse Creek Venture Capital Corp.             W. Virginia
                  Stability Coal Company                          W. Virginia





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                                                                  Organized
   Name of Company                                              Under Laws of
  ---------------                                               -------------
Fluor Corporation
   SJM Holding Corporation
      Allegheny Coal Corporation
         Massey Coal Company (partnership)
            A. T. Massey Coal Company, Inc. (continued)

               Martin County Coal Corporation                   Kentucky
               Pilgrim Mining Company, Inc.                     Kentucky
               Massey Coal Sales Company, Inc.                  Virginia
               Massey Coal Services, Inc.                       W. Virginia
               Massey Fuels Corporation                         Virginia
               Menefee Land Company, Inc.                       Colorado
               New Ridge Mining Company                         Kentucky
               Nicco Corporation                                W. Virginia
                  Majestic Mining, Inc.                         Texas
               Omar Mining Company                              W. Virginia
               Peerless Eagle Coal Co.                          W. Virginia
               Pennsylvania Mine Services, Inc.                 Pennsylvania
                  Mine Maintenance, Inc.                        Pennsylvania
               Performance Coal Company                         W. Virginia
               Rawl Sales & Processing Co.                      W. Virginia
                  Capstan Mining Company                        Colorado
                  Ferrell's Branch Coal Company, Inc.           W. Virginia
                  Lynn Branch Coal Company, Inc.                W. Virginia
                  Massey Coal Capital Corp.                     W. Virginia
                  Sun Coal Company, Inc.                        Colorado
                  Sycamore Fuels, Inc.                          W. Virginia
                     Crystal Fuels Company                      W. Virginia
               Road Fork Development Company, Inc.              Kentucky
               Robinson-Phillips Coal Company                   W. Virginia
               Rockridge Coal Company                           W. Virginia
               Rum Creek Coal Sales, Inc.                       W. Virginia
                  Vantage Mining Company                        Kentucky
               Russell Fork Coal Company                        W. Virginia
               SC Coal Corporation                              Delaware
                  SC Ventures Inc.                              Delaware
               Shannon-Pocahontas Coal Corporation              W. Virginia
               Sidney Coal Company, Inc.                        Kentucky
               Stirrat Coal Company                             W. Virginia
               Stone Mining Company                             Kentucky
               T.C.H. Coal Co.                                  Kentucky
               Tennessee Consolidated Coal Company              Tennessee
                  Chestnut Coal Company, Inc.                   Tennessee
                  Tennessee Energy Corp.                        Tennessee
               Town Creek Coal Company                          W. Virginia
               Tug Valley Land Company, Inc.                    W. Virginia
               Vesta Mining Company                             Pennsylvania
               Williams Mountain Coal Company                   W. Virginia
               Wyomac Coal Company, Inc.                        W. Virginia





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                                                                   Organized
   Name of Company                                               Under Laws of
   ---------------                                               -------------
Fluor Corporation
   SJM Holding Corporation (continued)

      Compania Minera San Jose del Peru S.A.                       Peru
      Mineral Resource Development Corporation                     Delaware
      Robil International Corporation                              Delaware
      St. Joe Erzbergbaugesellschaft m.b.H.                        Austria
      St. Joe Exploracion Minera Inc.                              Delaware
         St. Joe Exploracion Minera Inc. y Cia., S.R.C.            Spain
      St. Joe Exploration Inc.                                     Delaware
      St. Joe Luisito de Oro Inc.                                  Delaware
         St. Joe Luisito de Oro Inc. y Cia. S.R.C.                 Spain
      St. Joe Minera de Espana, S.A.                               Spain
      St. Joe South Pacific Pty. Limited                           Australia
         St. Joe Bonaparte Pty. Limited                            Australia
      St. Joe International Petroleum Corporation                  Delaware
         St. Joe Petroleum Corporation                             Delaware
            St. Joe Egypt Exploration Corporation                  Delaware
            St. Joe Petroleum Egypt Corporation                    Delaware
            St. Joe Petroleum-Holland, Inc.                        Delaware
            St. Joe Petroleum (Netherlands) Corporation            Delaware
            St. Joe Petroleum (Papua New Guinea) Corporation       Delaware
            St. Joe Petroleum (U.K.) Corporation                   Delaware
      St. Joe Minerals Corporation & Cia.                          Brazil
         Coral Empreendimentos e Participacoes S.A.                Brazil
            Comercial de Minerios do Sul do Para Ltda. - COMIPA    Brazil
            Mineracao Alabastro Ltda.                              Brazil
            Mineracao Sao Felix Ltda.                              Brazil
   The Seventeenth Daniel Realty Investment Corporation            Virginia
   United Plant Services, Inc.                                     Delaware
   WODECO Nigeria Limited                                          Nigeria
   Zenith Coal Company, Inc.                                       S. Carolina

___________________________________________

(1) Does not include certain subsidiaries which if considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary

(2) 51% ownership

(3) 50% ownership

(4) 49.99% ownership

(5) 49% ownership

(6) 19.99% ownership

(7) 60% ownership





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